Exhibit (o)

                                POWER OF ATTORNEY

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominate, constitute and appoint Robert Conti, Maxine L. Gerson, Andrew B. Allard, Arthur
C. Delibert, Jeffrey S. Puretz, and Jutta M. Frankfurter (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's Registration Statement of Form N-1A under the Securities Act of 1933, File No. 2-88566, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 18th day of December, 2008.

                                 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

                                 By:  /s/ Robert Conti
                                      ----------------
                                      Robert Conti
                                      President and Chief Executive Officer

[SEAL]

ATTEST:

/s/ Claudia A. Brandon
----------------------
Claudia A. Brandon
Secretary



                        [Signature Continued on Next Page]

Signature                         Title
---------                         -----

/s/ John Cannon                   Trustee
---------------
John Cannon

/s/ Faith Colish                  Trustee
----------------
Faith Colish

/s/ Robert Conti                 President, Chief Executive Officer and Trustee
----------------
Robert Conti

/s/ Martha C. Goss
------------------                Trustee
Martha C. Goss

/s/ C. Anne Harvey                Trustee
------------------
C. Anne Harvey

/s/ Robert A. Kavesh              Trustee
--------------------
Robert A. Kavesh

/s/ Michael M. Knetter            Trustee
----------------------
Michael M. Knetter

/s/ Howard A. Mileaf              Trustee
--------------------
Howard A. Mileaf

/s/ John M. McGovern              Treasurer
--------------------              (Principal Financial and Accounting Officer)
John M. McGovern

/s/ George W. Morriss             Trustee
---------------------
George W. Morriss

/s/ Edward I. O'Brien             Trustee
---------------------
Edward I. O'Brien

/s/ Jack L. Rivkin                Trustee
------------------
Jack L. Rivkin

/s/ William E. Rulon              Trustee
--------------------
William E. Rulon

/s/ Cornelius T. Ryan             Trustee
---------------------
Cornelius T. Ryan

/s/ Tom Decker Seip               Chairman of the Board and Trustee
-------------------
Tom Decker Seip

/s/ Candace L. Straight           Trustee
-----------------------
Candace L. Straight

/s/ Peter P. Trapp                Trustee
------------------
Peter P. Trapp